UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2004

THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18632 (Commission File Number)	33-0415940 (IRS Employer Identification No.)
26972 Burbank Foothill Ranch, California (Address of Principal Executive Offices)		92610 (Zip Code)
Registrant's telephone number, including area code:	(949) 583-9029

N/A
——————————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]     Written communications pursuant’ to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Irving Teitelbaum and Stephen Gross retired from the Board of Directors of The Wet Seal, Inc. (the “Company”), each effective as of December 28, 2004. Additionally, the Company’s Board of Directors appointed Joel Waller, the incoming Chief Executive Officer, as a Director, effective as of December 30, 2004.

        A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Exhibits.

99.1     Press release, dated December 30, 2004, issued by the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)
Date: January 4, 2005	By: /s/ DOUGLAS C. FELDERMAN
Name: Douglas C. Felderman
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated December 30, 2004, issued by the Company.